EXHIBIT 99(p)

                              Certifications


     This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the annual report on Form 10-K (the "Form 10-K") for the year ended December 31, 2002 of CRIIMI MAE Inc. (the "Issuer").

     I, Barry S. Blattman, Chief Executive Officer, certify that to the best of my knowledge:

(i)      the Form 10-K fully complies with the requirements of Section 13(a) or
         Section 15(d) of the Securities Exchange Act of 1934
         (15 U.S.C. 78m(a) or 78o(d)); and

(ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.




March 28, 2003                         /s/Barry S. Blattman
---------------------------            -------------------------------------
DATE                                   Barry S. Blattman
                                       Chairman of the Board,
                                         Chief Executive Officer,
                                         and President